Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund
April 29, 2013
Prospectus

Bobe Simon no longer serves as a portfolio manager of the funds.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 27.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.
GEI-13-02  October 1, 2013
1.857348.114

Supplement to the

Fidelity® International Enhanced Index Fund (FIENX), Fidelity Large Cap Core Enhanced Index Fund (FLCEX),
Fidelity Large Cap Growth Enhanced Index Fund (FLGEX), Fidelity Large Cap Value Enhanced Index Fund (FLVEX),
Fidelity Mid Cap Enhanced Index Fund (FMEIX), and Fidelity Small Cap Enhanced Index Fund (FCPEX)
Funds of Fidelity Commonwealth Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2013

Bobe Simon no longer serves as a portfolio manager of each fund.

GEIB-13-01  October 1, 2013
1.893855.106